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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) August 8, 2005


                              AZTEC OIL & GAS, INC.
                   (formerly Aztec Communications Group, Inc.)
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                 (formerly Utah)
         (State or other jurisdiction of incorporation or organization)

                              000-32015 87-0439834
          (Commission File Number) (IRS Employer Identification Number)

                                Kenneth E. Lehrer
                                 Vice President
                              Aztec Oil & Gas, Inc.
                        770 South Post Oak Lane, Suit 435
                              Houston, Texas 77056
                    (Address of principal executive offices)

                                 (713) 877-9800
                         (Registrant's telephone number,
                              including area code)



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ITEM 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On August 8, 2005, the resignation of L. Mychal Jefferson, Monica Jefferson and Terry Roberts as officers and directors of Aztec Oil & Gas, Inc. was accepted and Kenneth E. Lehrer was elected as Director of the Corporation

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   Financial Statements

         None

   Exhibits

         99.2--Letter of Resignation from L. Mychal Jefferson, Monica Jefferson and Terry Roberts dated August 6, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AZTEC OIL & GAS, INC.



                              By: /s/Kenneth E. Lehrer
                                  ----------------------------------
                                  Kenneth E. Lehrer, Vice President


Date:  August 12, 2005





                                  EXHIBIT 99.2


August 6, 2004



To the Board of Directors
Aztec Communications Group, Inc.
3730 Kirby, Suite 1200
Houston, Texas 77098

Ladies and Gentlemen:

      Please accept our resignation as officers and/or directors of Aztec Communications Group, Inc. (the "Corporation") to be effective upon acceptance by the Board of Directors of the Corporation.


         Executed below by the following persons in the capacities and on the dates indicated.

Signature                                   Capacity                                    Date
---------                                   --------                                    ----


/s/L. Mychal Jefferson                      Chairman, Chief Executive Officer,          August 6, 2004
------------------------------------        President and Director
L. Mychal Jefferson, II



/s/Monica Jefferson                          Secretary and Director                      August 6, 2004
------------------------------------
Monica Jefferson



/s/Terry Roberts                             Director                                    August 6, 2004
------------------------------------
Terry Roberts